SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K SB

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) JANUARY 20, 1998


                           TENGTU INTERNATIONAL CORP.
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             (Exact Name of Registrant as Specified in its Charter)


DELAWARE                         033-27707                    77-0407366
(State or Other                 (Commission                 (I.R.S. Employer
Jurisdiction of                 File Number)                 Identification
                                                                No.)




      Suite 3825
      First Canadian Place, 100 King Street West
      TORONTO, ONTARIO, CANADA                                M5X 1E3
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      (Address of Principal Executive Offices)                (Zip Code)



      (416) 368-8400
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      (Registrant's Telephone Number, Including Area Code)




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ITEM 4.     CHANGES IN REGISTRANTS CERTIFYING ACCOUNTANTS
            ---------------------------------------------

     On January 20, 1998, the Registrant engaged

             Moore Stephens, P.C.
             331 Madison Avenue
             New York, NY 10017,

as its new Independent Auditors.

         The Registrant has addressed the concerns of the former independent auditors, raised in Registrant's prior form 8-K, and discussed each item with Moore Stephens, P.C. and such other items as Moore Stephens, P.C. deemed appropriate in describing whether to accept this engagement. Moore Stephens, P.C. was consulted by the Registrant with respect to each of the items set forth in that prior form 8-K.

         As required by Item 304(a)(2) of Regulation S-K, the following addresses the specific issues raised by the former auditors in the prior 8-K and the changes made by and responses of the Registrant.

CONCERNS ADDRESSED IN PRIOR FORM 8-K FILING RELATING TO DELOITTE & TOUCHE LLP ("D&T") RESIGNATION.


         A.       LACK OF RELIABLE ACCOUNTING SYSTEMS
                  AND EFFECTIVE INTERNAL CONTROLS.

         The reorganized senior management team (the "Management Team") took over in April 1997.(1) It hired a Chinese-speaking chartered accountant as its controller in June, 1997. A new accounting system was established. Internal control procedures were implemented shortly after the new controller, Simon Hui, joined the Registrant. The described procedures have been fully implemented.

         In addition, bank statement reconciliations have been completed to ensure all cash transactions were recorded (and are properly reflected) in the Registrant's books. The Registrant has also conducted a review of outstanding invoices to ensure all material transactions have been properly recorded. The prior accounting firm, D&T, and the Registrant's Controller believe that Tengtu United, the Chinese joint venture in which the Registrant


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(1) Barry Clark joined the Registrant as its President and Chief Operating
Officer. He is also a Director. Millard Roth joined the Registrant as Special Consultant, the Chairman of the Company Audit Committee and a Director. The former President and Corporate Secretary, who were also Directors, are no longer with the Registrant.


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owns 57%, and its wholly owned subsidiary, have reliable accounting systems and appropriate internal controls.


         B.   LACK OF ADEQUATE MANAGEMENT
              OVERSIGHT OF ACCOUNTING MATTERS.

         The Registrant believes its former auditors' concerns regarding management oversight stem from its appraisal of the Registrant's former senior managers responsible for accounting matters.

         The Management Team is committed to strengthening the Registrant's accounting systems and internal controls. Two Management Team members have extensive experience in accounting oversight. Barry Clark, the Registrant's President, was a Vice- President of IBM Canada and responsible for eleven divisions of that company's operations. His duties included accounting oversight for those divisions. Millard Roth, who is currently Chairman of the Audit Committee, has been an officer and/or director of eight small- to medium-size public companies. He has extensive experience overseeing accounting matters for publicly-owned companies. The Registrant's new Controller received a mandate to take all necessary action to establish appropriate accounting systems and internal controls. The Management Team has given, and will continue to give, the new Controller full support.


         C.       LACK OF SUFFICIENT SUPPORTING DOCUMENTATION.

         The Registrant believes that its former auditors' concerns regarding supporting documentation arose because certain documentation was not available at that time. This documentation was not then available because new management had delivered these records to Vancouver counsel, Battle Fowler L.L.P., and Toronto counsel for their review. The new Controller has now centralized all accounting records.

         In this connection, the Controller has located all bank statements, cancelled checks, and substantially all supporting documentation necessary to enable an outside independent accounting firm to complete its audit for the fiscal year ended, June 30, 1997. A discussion with the Registrant's former managers and employees has been completed with respect to any payments for which sufficient documentation was not previously available. Detailed records and analyses concerning the foregoing have been prepared, which appear to be satisfactory to the Registrant's new independent auditors. Where appropriate, the Registrant's accounting records have been updated.


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         D.       INADEQUATE CONTROL OVER CHECK STOCK AND
                  LACK OF DUAL SIGNATURES OR OTHER CONTROLS.

         During fiscal year ended June 30, 1997, the Registrant maintained offices in Seattle, Washington; Vancouver, British Columbia; and Toronto, Ontario. Each office had a portion of the check stock. A designated employee in each office issued checks. While two signatures were required on check requisitions, only one signature was required on checks. This procedure may have caused the former auditors' concern that payments could be made without proper approval.

         The Registrant now requires two signatures on each check requisition and each check before a check can be issued. All checks are now issued only by the Controller and all check stock is maintained under his sole control. The Registrant has now completed monthly bank statement reconciliations. Payment accuracy and authorization have been confirmed.

         E.       GOING CONCERN STATUS AND PLANS.

         The Registrant's financial advisor is confident that the Registrant can raise substantial additional capital to finance its future business plans. The Registrant, directly, and indirectly through its financial advisor, has received indications of interest in equity investments, including a term sheet from one of the prospective investors. A number of North American and international companies have expressed interest in investing with the Registrant as either strategic partners or Registrant allies, including a term sheet from a prospective strategic partner.

         The Registrant's ICONIX subsidiary had a pre-tax profit of approximately $70,000 for the first seven months of its operations, which ended on December 31, 1997. It also expects to have a profit and positive cash flow for the three months ended March 31, 1998. The Registrant's two operating units in China, (i) animation (wholly owned) and (ii) educational software/hardware (57% owned joint venture), presently have a negative cash flow at the rate of approximately $50,000 per month. The Registrant anticipates that both units will show a positive cash flow in 1998. Nevertheless, the Registrant has instituted a temporary cash management plan to preserve existing cash until additional financing or sufficient positive cash flow from its subsidiary and joint venture is obtained, including obtaining agreements from Registrant's senior officers to defer their own cash compensation. If necessary, the Registrant has available collateral, including its ICONIX(2) subsidiary receivables to facilitate borrowing funds.


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         F.       UNCERTAINTIES AS TO THE LEGAL STATUS OF THE
                  JOINT VENTURE, THE CONTRIBUTIONS OF THE CHINESE
                  PARTNERS,AND THE REQUIRED CHINESE GOVERNMENT APPROVAL.

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(2) ICONIX was formerly the educational computer subsidiary of UNYSIS.

        The Registrant believes its former auditors' concerns arose from its inability to reconcile its view of accounting requirements for joint ventures and Chinese law. The auditors focussed on contributions made (or to be made) by joint venture partners and the question of whether government approvals necessary for the formation of the joint venture were obtained.

         In fact, all Chinese government approvals required for the original formation of the joint venture were obtained. The Registrant, however, recognizes the need to provide clearer information regarding its Chinese joint venture's nature and legal status. It intends to do so in future periodic reports.

         The parties to the joint venture have agreed that, due to the fast-changing nature of information and computing technology, the joint venture arrangement should be modified. A new joint venture agreement has been prepared and will be submitted for government approval, after signature by the Registrant's Chinese partners. It specifies the terms and conditions under which the Chinese joint venture partners will make contributions.

         G.       COMPLETENESS AND ACCURACY OF
                  ALL COMMON STOCK AND OPTION TRANSACTIONS.

         The Registrant believes its former auditors' concerns regarding completeness and accuracy of all Common Stock and options transactions arose when they learned that proceeds received by the Registrant from its issuance and sale of common stock and warrants were deposited in a lawyer's general trust account controlled by one of its former senior managers. The attorney had undertaken responsibility for raising capital. The Registrant believes its former auditors were concerned as to whether the Registrant had adopted a stock option plan because the board of directors minutes authorizing the stock option dated April 25, 1997 were for a form of stock option plan, with the form attached to the minutes, rather than the adoption of a definitive plan. (3)

         The Registrant believes it has accounted for all cash proceeds from the sale of its securities through a reconciliation of share proceeds, subscription agreements and transfer records, including revised subscription agreements, that the former senior manager prepared. The Registrant's ability to account for cash proceeds has not been impaired by the co-mingling of funds in the attorney's general trust account. The Registrant has control over all funds in its account.

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(3) Mr. Cornelissen, an ex-employee, was entitled to receive stock options thereunder. He has signed a release agreeing to waive all claims against the Registrant arising out of his employment and a related consulting agreement, including any claims relating to the stock options.


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         H.       UNCERTAINTIES AS TO COMPLIANCE WITH APPLICABLE SECURITIES
                  LAWS AND PRIOR ISSUANCES AND SALES OF SECURITIES

         The Registrant engaged special counsel, Hecht & Steckman, P.C., to review and analyze compliance of the issuance of securities with the federal securities laws. There were four distinct offerings:

            (1) A Rule 504 distribution at $.05 per share Common Stock and attached warrants, raising $760,875 in June and July 1996. Most of these warrants expire on July 30, 1998. To date, none of the warrants has been exercised. The purchasers were primarily Registrant officers and directors, and close associates. All purchasers, with two exceptions, were and are non-residents of the United States. The two United States residents are highly sophisticated professional investors who participated in the subsequent Section 4(2) offering. SEE (3) below.

            (2) A Regulation S placement of Common Stock at $2.25 per share and attached warrants, raising $5,130,999 in October and November 1996. None of these warrants was exercised prior to the August 30, 1997 expiration date.

            (3) A Section 4(2) private placement of $2.25 per share of Common Stock and attached warrants for an aggregate of $2,025,000 in November 1996 to the two investors referred to in (1), above. None of these warrants was exercised prior to the August 30, 1997, expiration date.

            (4) A Regulation S placement of Common Stock at $2.25 per share and attached warrants, raising $348,498 in February 1997. None of these warrants has been exercised. None of these warrants was exercised prior to the November 27, 1997, exercise date.

         These transactions were supervised by special United States securities counsel, Frascona, Joiner and Goodman, P.C. Copies of its opinion letters were furnished to Hecht & Steckman, P.C. Except for some of the shares in the Rule 504 offering, as to which a restrictive legend is not required, all of the stock certificates issued in the other three financings were stamped with an appropriate restrictive legend.

         Battle Fowler L.L.P. was subsequently retained as U.S. counsel. On March 14, 1997, it issued stop transfer and other instructions to the Registrant's transfer agent. It instructed the transfer agent (a) not to retransfer any stock certificates, and
(b) if any clean stock certificates came in, not to issue such stock without a restrictive legend without express permission.
Upon completion of the Hecht & Steckman review, the Registrant


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intends to rescind the general stop transfer letters and to have Hecht &
Steckman, P.C. review each request for transfer or removal of a restrictive legend on a case-by-case basis.

         A review of the stock transfer records in November 1997 indicates: (i) each of the purchasers of the stock issued pursuant to Section 4(2) still owns all of the shares initially purchased; (ii) each of the purchasers of the Regulation S stock maintained ownership for more than 40 days and, in fact, almost all of these persons still own the shares purchased in 1996;(4) and (iii) all of the Rule 504 shares are still owned by the original purchasers or their designees. The Registrant's special securities counsel has independently confirmed ownership.

         A review of the transfer agent's records as of November 27, 1997 indicates almost no trading activity in Registrant's securities after July 1, 1996.

         I.       THE FAIRNESS AND RELIABILITY OF PRIOR
                  FINANCIAL STATEMENTS WHICH ARE A
                  SUBJECT OF ANOTHER INDEPENDENT ACCOUNTANT

         The Registrant's former auditors were engaged to audit the Registrant's financial statements for the fiscal year ended June 30, 1997. The Registrant's financial statements for the fiscal year ended June 30, 1996 were audited by different auditors. D&T did not conduct the previous year's audit. Because there were few transactions during the fiscal year ending June 30, 1996, the Registrant believes any concerns as to whether material transactions were properly recorded can be readily confirmed by another audit of the financial statements with respect to that fiscal year. To the extent there is any need for an adjustment, appropriate modifications to the financial statements can be made.

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(4) One of the original purchasers of 450,000 shares appears to have sold or assigned its shares after the requisite holding period to two other foreign corporations.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         TENGTU INTERNATIONAL CORP.
                                         (Registrant)



Date:  January 25, 1998                  By: /s/ Pak Cheung
                                             ------------------
                                             Name:   Pak Cheung
                                             Title:  Chairman